UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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date of Report (Date of earliest event reported): March 27, 2012 (March 26, 2012)

CHINACAST EDUCATION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33771 (Commission File Number)	20-178991 (I.R.S. Employer Identification Number)

Suite 08, 20/F, One International Financial Centre, 1 Harbour View Street Central, Hong Kong (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (852) 3960 6506

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On March 26, 2012, Antonio Sena resigned from his position as Chief Financial Officer and Secretary of ChinaCast Education Corporation (the “Company”), effective immediately. The text of Mr. Sena’s resignation letter, addressed to the Company’s Chairman and Chief Executive Officer Derek Feng, states the following:

“I submitted my resignation as Secretary and CFO to Ron Chan (the former Chairman and CEO) this morning. As the new Chairman and interim CEO, please accept my resignation. My resignation is due to personal and health reasons. At the time of my resignation, I was not aware of any fraud or wrongdoing of any kind with regard to the Company’s financial statements or its financial reporting and accounting functions. I wish you and the Company continued success.”

(c)          On March 27, 2012, the Company’s board of directors appointed Doug Woodrum as the Company’s interim Chief Financial Officer, effective immediately.

Mr. Woodrum, age 54, has served on the Company’s board of directors since January 2012. At the time of his appointment, Mr. Woodrum was a private investor. From 2006 to 2009, Mr. Woodrum served as a research analyst for Jayhawk Capital Management, a private equity firm focused on investing in small- and medium-sized businesses operating in China. From 1998 to 2005, Mr. Woodrum was the Chief Financial Officer of CNET Networks, Inc., an online media company, where his responsibilities included raising capital for growth, business model development, financial reporting, annual budgeting, long-term planning, acquisitions, investor relations and tax. Mr. Woodrum received his B.B.A. in finance and accounting from the University of Iowa.

There are no family relationships between Mr. Woodrum and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As of the date of this report, no new compensatory or other arrangements have been entered into with Mr. Woodrum in connection with his appointment as interim Chief Financial Officer. Once determined, the material terms of any such arrangements will be disclosed in a subsequent filing.

Item 7.01. Regulation FD Disclosure.

A copy of the Company’s press release relating to the Company’s leadership changes is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company’s under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1	Press Release dated March 27, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2012

ChinaCast Education Corporation

By:	/s/ Derek Feng
Name: Derek Feng Title: Chief Executive Officer